UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 25, 2007
NATIONAL CITY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10074	34-1111088

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 East Ninth Street, Cleveland, Ohio	44114-3484

(Address of Principal Executive Offices)	(Zip Code)
(216) 222-2000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     The Board of Directors of National City Corporation approved the initiation on January 26, 2007 of a modified “Dutch Auction” tender offer to purchase up to 75 million shares of its outstanding common stock. Reference is made to the news release filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is filed with this report:

Exhibit No.	Exhibit Description
99.1	News release, dated January 25, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CITY CORPORATION (Registrant)
By:	/s/ Carlton E. Langer
	Name:	Carlton E. Langer
	Title:	Vice President and Assistant Secretary

     Date: January 25, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	News release, dated January 25, 2007.

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